Exhibit 10.51

GILEAD SCIENCES, INC.
PERFORMANCE SHARE AWARD AGREEMENT

RECITALS

A.    The Corporation has implemented the Plan for the purpose of providing incentives to attract, retain and motivate eligible Employees, Directors and Consultants to continue their service relationship with the Corporation.
B.    Participant is to render valuable services to the Corporation (or a Related Entity), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's issuance of shares of Common Stock to Participant thereunder.
C.    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
NOW, THEREFORE, it is hereby agreed as follows:
1.Grant of Performance Shares. The Corporation hereby awards to Participant, as of the Award Date indicated below, an award (the “Award”) of Performance Shares under the Corporation's 2004 Equity Incentive Plan, as amended (the “Plan”). Each Performance Share which vests pursuant to the terms of this Agreement shall provide Participant with the right to receive one or more shares of Common Stock on the designated issuance date for those shares. The number of shares of Common Stock subject to the awarded Performance Shares, the applicable performance-vesting and service-vesting requirements for each separate tranche or subtranche of those shares, the date or dates on which the shares of Common Stock that vest hereunder shall become issuable and the remaining terms and conditions governing the Award, including the applicable vesting acceleration provisions, shall be as set forth in this Agreement.

Exhibit 10.51

AWARD SUMMARY

Participant	FIRST NAME, MIDDLE NAME, LAST NAME
Award Date:	GRANT DATE
Designated Number of Performance Shares:
The actual number of shares of Common Stock that may become issuable pursuant to the Performance Shares awarded under this Agreement shall be determined in accordance with the performance-vesting and service-vesting provisions of attached Schedules I and II. For purposes of the applicable calculations under those schedules, the total designated number of Performance Shares to be utilized is [SHARES] shares.
Those Performance Shares shall be divided into two separate Tranches. ______percent (__ %) of the Performance Shares shall be allocated to Tranche One, and the remaining _____ percent (___ %) of the Performance Shares shall be allocated to Tranche Two.

Vesting Schedule:
Tranche One shall be subject to the performance-vesting and service-vesting requirements set forth in attached Schedule I. Tranche Two shall be divided into _____Subtranches, with each Subtranche equal to ______ percent (____ %) of the number of Performance Shares allocated to Tranche Two. Each such Subtranche shall have its own separate performance-vesting and service-vesting requirements as set forth in attached Schedule II.
Change in Control Vesting. The shares of Common Stock underlying Tranche One and the three separate Subtranches of Tranche Two may also vest on an accelerated basis in accordance with the applicable provisions of Paragraph 4 and Paragraph 5 should a Change in Control occur after the start but prior to the completion of the Performance Period or Service Period applicable to that Tranche or Subtranche.

Issuance Date:
The shares of Common Stock which actually vest and become issuable pursuant to Tranche One or each Subtranche of Tranche Two shall be issued in accordance with the provisions of this Agreement applicable to the particular circumstances under which such vesting occurs.

2.Limited Transferability. Prior to the actual issuance of the shares of Common Stock which vest hereunder, Participant may not transfer any interest in the Performance Shares subject to this Award or the underlying shares of Common Stock or pledge or otherwise hedge the sale of those Performance Shares or underlying shares, including (without limitation) any short sale or any acquisition or disposition of any put or call option or other instrument tied to the value of the underlying shares of Common Stock. However, any shares of Common Stock which vest hereunder but otherwise remain unissued at the time of Participant's death may be transferred pursuant to the provisions of Participant's will or the laws of inheritance or to Participant's designated beneficiary or beneficiaries of this Award. Participant may also direct the Corporation to record the ownership of any shares of Common Stock which in fact vest and become issuable hereunder in the name of a revocable living trust established for the exclusive benefit of Participant or Participant and his or her spouse. Participant may make such a beneficiary designation or ownership directive at any time by completing the Corporation's Universal Beneficiary Designation form and filing the completed form with the Plan Administrator or its designee.
3.Stockholder Rights and Dividend Equivalents
(a)The holder of this Award shall not have any stockholder rights, including voting, dividend or liquidation rights, with respect to the shares of Common Stock subject to the Award until Participant becomes the record holder of those shares upon their actual issuance following the Corporation's

Exhibit 10.51

collection of the applicable Withholding Taxes. Notwithstanding the foregoing, should any dividend or other distribution, whether regular or extraordinary and whether payable in cash, securities (other than Common Stock) or other property, be declared and paid on the outstanding Common Stock while one or more Performance Shares remain subject to this Award (i.e., the underlying shares of Common Stock are not otherwise issued and outstanding for purposes of entitlement to the dividend or distribution), then a special book account shall be established for Participant and credited with a phantom dividend equivalent to the actual dividend or distribution that would have been paid on the maximum number of shares of Common Stock that can qualify as Performance-Qualified Shares under this Award, had that number of shares been issued and outstanding and entitled to that dividend or distribution. As one or more shares of Common Stock subsequently vest hereunder upon the satisfaction of the applicable vesting requirements for those shares, the phantom dividend equivalents credited to those particular shares in the book account shall vest, and those vested dividend equivalents shall be distributed to Participant (in the same form the actual dividend or distribution was paid to the holders of the Common Stock entitled to that dividend or distribution or in such other form as the Administrator deems appropriate under the circumstances) concurrently with the issuance of those vested shares. However, such distribution shall be subject to the Corporation's collection of the Withholding Taxes applicable to that distribution. To the extent any phantom dividend equivalents are to be distributed in shares of Common Stock, the following conversion process will be in effect.  For each such dividend or distribution that is to be converted into shares of Common Stock, the aggregate dollar value of the cash, securities or other property that would have been paid as an actual dividend or distribution on the shares of Common Stock subject to this Award had they been actually issued and outstanding shares at the time of such dividend or distribution will be divided by the Fair Market Value per share of Common Stock measured as of the date on which such dividend or distribution was paid on the outstanding Common Stock, with any fractional share of Common Stock rounded up to the next whole share of Common Stock.  The Administrator shall have the sole discretion to determine the dollar value of any such dividend or distribution paid other than in the form of cash, and its determination shall be controlling.
(b)To the extent the maximum number of shares of Common Stock that can qualify as Performance-Qualified Shares under any Tranche or Subtranche of this Award is not in fact earned by reason of the level at which the Performance Goal applicable to that Tranche or Subtranche is actually attained, then the phantom dividend equivalents credited to those unearned shares shall be cancelled, and Participant shall cease to have any right or entitlement to receive any distributions or other amounts with respect to those cancelled dividend equivalents.
(c)Should Participant cease Continuous Service without vesting in one or more of the shares of Common Stock subject to this Award (including any shares which do not otherwise vest at that time after taking into account any applicable vesting acceleration provisions set forth in this Agreement and the attached Schedules), then the phantom dividend equivalents credited to those unvested shares shall be cancelled, and Participant shall thereupon cease to have any further right or entitlement to those cancelled amounts.
4.Change in Control - Tranche One. The following provisions shall apply only to the extent a Change in Control is consummated prior to the completion of the Performance Period applicable to Tranche One and shall have no force or effect if the effective date of the Change in Control occurs after the completion date of the Tranche One Performance Period:
(a)Should (i) the Change in Control occur within the first twelve (12) months of the Tranche One Performance Period and (ii) Participant remain in Continuous Service through the effective date of that Change in Control, then Participant shall immediately vest in that number of shares of Common Stock equal to the designated number of Performance Shares allocated to Tranche One in accordance with Paragraph 1, without any measurement of Tranche One Performance Goal attainment to date.

Exhibit 10.51

(b)Should (i) the Change in Control occur at any time on or after the completion of the first twelve (12) months of the Tranche One Performance Period but prior to the completion of the entire Tranche One Performance Period and (ii) Participant remain in Continuous Service through the effective date of that Change in Control, then Participant shall immediately vest in that number of shares of Common Stock equal to the greater of (i) the designated number of Performance Shares allocated to Tranche One in accordance with Paragraph 1 or (ii) the number of Performance-Qualified Shares determined by multiplying (A) the designated number of Performance Shares allocated to Tranche One in accordance with Paragraph 1 by (B) the applicable percentage (determined in accordance with the payout slope set forth in attached Schedule I) for the level at which the Tranche One Performance Goal is attained over an abbreviated Tranche One Performance Period ending with the close of the Corporation's fiscal quarter coincident with or immediately preceding the effective date of the Change in Control.
(c)The foregoing provisions of this Paragraph 4 shall also apply should Participant's Continuous Service terminate, by reason of an involuntary termination other than for Cause or his or her resignation due to Constructive Termination, at any time during the period beginning with the execution date of the definitive agreement for the Change in Control transaction and ending with the earlier of (i) the effective date of that Change in Control or (ii) the termination of the definitive agreement without the consummation of the Change in Control; provided, however, that in no event shall Participant become entitled to any shares of Common Stock pursuant to this Paragraph 4 if the Change in Control is not in fact consummated.
Should Participant cease Continuous Service during the Tranche One Performance Period by reason of death or Permanent Disability and a Change in Control subsequently occur prior to the completion of that Performance Period, then Participant shall, at the time of such Change in Control, vest in a pro-rated number of shares of Common Stock calculated by multiplying (i) the number of Performance Shares or Performance-Qualified Shares determined in accordance with the applicable provisions of subparagraphs (a) and (b) of this Paragraph 4 by (ii) a fraction, the numerator of which is the number of months of Continuous Service actually completed by Participant in the Tranche One Performance Period (rounded to the closest whole month), andthe denominator of which is the number of months(rounded to the closest whole number) comprising the portion of the Tranche One Performance Period ending with the earlier of (i) the effective date of the Change in Control or (ii) the last day of the abbreviated Tranche One Performance Period (if any) taken into account under clause (ii) of Paragraph 4(b).
(d)Should Participant cease Continuous Service by reason of his or her Retirement at any time after the completion of the first twelve (12) months of the Tranche One Performance Period but prior to the completion of the entire Tranche One Performance Period and a Change in Control subsequently occur prior to the completion of that Performance Period, then Participant shall, at the time of such Change in Control, vest in a pro-rated number of shares of Common Stock calculated by multiplying (i) the number of Performance Shares or Performance-Qualified Shares determined in accordance with the provisions of subparagraph (b) of this Paragraph 4 by (ii) a fraction, the numerator of which is the number of months of Continuous Service actually completed by Participant in the Tranche One Performance Period prior to his or her Retirement (rounded to the closest whole month), and the denominator of which is the number of months (rounded to the closest whole number) comprising the portion of the Tranche One Performance Period ending with the earlier of (i) the effective date of the Change in Control or (ii) the last day of the abbreviated Tranche One Performance Period (if any) taken into account under clause (ii) of Paragraph 4(b).
(e)The number of shares of Common Stock in which Participant vests on the basis of the Performance Shares or Performance-Qualified Shares determined in accordance with the foregoing provisions of this Paragraph 4 shall be converted into the right to receive for each such share the same consideration per share of Common Stock payable to the other stockholders of the Corporation in

Exhibit 10.51

consummation of the Change in Control, and such consideration shall be distributed to Participant on the tenth (10th) business day following the effective date of that Change in Control. Each issuance or distribution made under this Paragraph 4(f) shall be subject to the Corporation's collection of the applicable Withholding Taxes.
(f)Except for the actual number of shares of Common Stock in which Participant vests in accordance with this Paragraph 4 or Paragraph 5 below, Participant shall cease to have any further right or entitlement to any additional shares of Common Stock under this Agreement following the effective date of the Change in Control.
(g)This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
5.Change in Control-Tranche Two. The following provisions shall apply only to the extent a Change in Control is consummated prior to the completion of the one or more separate Service Periods that are in effect at the time of such Change in Control with respect to the individual Subtranches into which Tranche Two is divided in accordance with attached Schedule II:
(a)Should (i) the Change in Control occur during a Performance Period that is in effect at the time with respect to any Subtranche into which Tranche Two is divided in accordance with Schedule II but prior to the completion of that Performance Period and (ii) Participant remain in Continuous Service through the effective date of that Change in Control, then Participant shall immediately vest in that number of shares of Common Stock equal to the designated number of Performance Shares allocated to that particular Subtranche in accordance with Paragraph 1 of this Agreement and the provisions of attached Schedule II, without any measurement of Performance Goal attainment to date with respect to that particular Subtranche. To the extent a Performance Period for a particular Subtranche of Tranche Two has not commenced prior to the effective date of the Change in Control, the Performance Shares allocated to that Subtranche in accordance with Paragraph 1 of this agreement and the provisions of attached Schedule II shall be cancelled, and Participant shall not have any further right or entitlement to receive any shares of Common Stock with respect to those cancelled Performance Shares.
(b)Should (i) the Change in Control occur at any time on or after the completion of the Performance Period applicable to any Subtranche into which Tranche Two is divided in accordance with Schedule II but prior to the completion of the Service Period specified for that Subtranche in attached Schedule II and (ii) Participant remain in Continuous Service through the effective date of that Change in Control, then Participant shall immediately vest in the number of shares of Common Stock equal to the number of Performance-Qualified Shares (if any) at the time subject to that Subtranche by reason of the level at which the Performance Goal for that Subtranche was in fact attained for the Performance Period applicable to that Subtranche.
(c)Subparagraphs (a) and (b) of this Paragraph 5 shall also apply should Participant's Continuous Service terminate, by reason of an involuntary termination other than for Cause or his or her resignation due to Constructive Termination, at any time during the period beginning with the execution date of the definitive agreement for the Change in Control transaction and ending with the earlier of (i) the effective date of that Change in Control or (ii) the termination of the definitive agreement without the consummation of the Change in Control; provided, however, that in no event shall Participant become entitled to any shares of Common Stock pursuant to this Paragraph 5 if the Change in Control is not in fact consummated.

Exhibit 10.51

(d)Should Participant cease Continuous Service by reason of Retirement, death or Permanent Disability during one or more Service Periods that are, pursuant to the provisions of attached Schedule II, in effect at that time with respect to one or more Subtranches into which Tranche Two is divided and a Change in Control subsequently occur prior to the completion of each such applicable Service Period, then Participant shall, at the time of such Change in Control, vest in a pro-rated number of shares of Common Stock calculated by multiplying (i) the number of Performance Shares or Performance-Qualified Shares determined for each such Subtranche in accordance with the applicable provisions of subparagraphs (a) and (b) of this Paragraph 5 by (ii) a fraction, the numerator of which is the number of months of Continuous Service actually completed by Participant in the applicable Service Period for such Subtranche (rounded to the closest whole month), and the denominator of which is the number of months (rounded to the closest whole number) comprising the portion of that Service Period ending with the effective date of the Change in Control.
(e)The number of shares of Common Stock in which Participant vests on the basis of the Performance Shares or Performance-Qualified Shares determined in accordance with the foregoing provisions of this Paragraph 5 shall be converted into the right to receive for each such share the same consideration per share of Common Stock payable to the other stockholders of the Corporation in consummation of the Change in Control, and such consideration shall be distributed to Participant on the earlier of (i) tenth (10th) business days following the effective date of the Change in Control, provided such Change in Control also constitutes a Qualifying Change in Control, or (ii) the date those shares would have been issued to Participant in accordance with Paragraph 7 in the absence of such Change in Control, unless a later issuance date is in effect for those shares pursuant to any deferral election made by Participant pursuant to Paragraph 8. Each issuance or distribution made under this Paragraph 5(e) shall be subject to the Corporation's collection of the applicable Withholding Taxes.
(f)Except for the actual number of shares of Common Stock in which Participant vests in accordance with this Paragraph 5 or Paragraph 4 above, Participant shall cease to have any further right or entitlement to any additional shares of Common Stock under this Agreement following the effective date of the Change in Control.
6.Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, or should the value of the outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Administrator to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change. In making such equitable adjustments, the Administrator shall take into account any amounts credited to Participant's book account under Paragraph 3(a) in connection with the transaction, and the determination of the Administrator shall be final, binding and conclusive. In the event of any Change in Control transaction, the provisions of Paragraphs 4 and 5 shall be controlling.
7.Issuance or Distribution of Vested Shares or Other Amounts.
(a)Except as otherwise provided in Paragraph 4, Paragraph 5 or Paragraph 8, the shares of Common Stock in which Participant vests pursuant to the performance-vesting and Continuous Service vesting provisions of attached Schedules I and II shall be issued in accordance with the following provisions:

Exhibit 10.51

-    For any shares subject to Tranche One, the issuance shall be effected during the period beginning with the first business day of the calendar year immediately succeeding the end of the Tranche One Performance Period and ending no later than March 15 of that calendar year.
-    For any shares subject to any Subtranche of Tranche Two, the issuance shall be effected during the period beginning with the first business day of the calendar year immediately succeeding the end of the Service Period specified for that Subtranche in attached Schedule II and ending no later than March 15 of that calendar year.
(b)The Corporation shall, on the applicable issuance date, issue to or on behalf of Participant a certificate in electronic form for the shares of Common Stock in which Participant vests pursuant to the performance-vesting and Continuous Service vesting provisions of attached Schedules I and II and shall concurrently distribute to Participant any phantom dividend equivalents with respect to those Shares. In lieu of such electronic delivery of the shares, Participant may request actual stock certificates for those shares.
(c)Except as otherwise provided in Paragraph 4 or Paragraph 5, no shares of Common Stock shall be issued prior to the completion of the Service Period applicable to those Shares. No fractional shares of Common Stock shall be issued pursuant to this Award, and any fractional share resulting from any calculation made in accordance with the terms of this Agreement shall be rounded down to the next whole share.
(d)Regardless of any action the Corporation and/or the Employer take with respect to any or all Withholding Taxes related to Participant's participation in the Plan and legally applicable to Participant, Participant acknowledges that the ultimate liability for all Withholding Taxes is and remains Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. Participant further acknowledges that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of the Award, including the grant, vesting or settlement of the Award, the issuance of shares of Common Stock or other property in settlement of the Award, the subsequent sale of the shares of Common Stock acquired pursuant to such issuance and the receipt of any dividends and/or phantom dividend equivalents and (ii) do not commit to, and are under no obligation to, structure the terms of the grant or any aspect of the Award to reduce or eliminate Participant's liability for Withholding Taxes or achieve any particular tax result. Further, if Participant has become subject to Withholding Taxes in more than one jurisdiction between the Award Date and the date of any relevant taxable or tax withholding event (as applicable), Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Withholding Taxes in more than one jurisdiction.
(e)The Corporation shall collect, and Participant hereby authorizes the Corporation to collect, the Withholding Taxes with respect to the shares of Common Stock issued under this Agreement (including shares of Common Stock issued in settlement of phantom dividend equivalents) through an automatic share withholding procedure pursuant to which the Corporation will withhold, immediately as the shares of Common Stock are issued under the Award, a portion of those shares with a Fair Market Value (measured as of the issuance date) equal to the amount of such Withholding Taxes (the “Share Withholding Method”). Notwithstanding the foregoing, the Share Withholding Method shall not be utilized if (i) such method is not permissible or advisable under local law or (ii) the Corporation otherwise decides no longer to utilize such method and provides Participant with notice to such effect.

Exhibit 10.51

(f)If the Share Withholding Method is to be utilized for the collection of Withholding Taxes, then the Corporation shall withhold the number of otherwise issuable shares of Common Stock necessary to satisfy the applicable Withholding Taxes based on the applicable minimum statutory rate or other applicable withholding rate. If the obligation for Withholding Taxes is satisfied by using the Share Withholding Method, then Participant will, for tax purposes, be deemed to have been issued the full number of shares of Common Stock subject to the vested Award, notwithstanding that a number of shares of Common Stock are withheld solely for the purpose of paying the applicable Withholding Taxes.
(g)The Corporation shall have sole discretion to determine whether or not the Share Withholding Method shall be utilized for the collection of the applicable Withholding Taxes. Participant shall be notified (in writing or through the Corporation's electronic mail system) in the event the Corporation no longer intends to utilize the Share Withholding Method. Should any shares of Common Stock become issuable under the Award (including shares of Common Stock issued in settlement of phantom dividend equivalents) at a time when the Share Withholding Method is not being utilized by the Corporation, then the Withholding Taxes shall be collected from Participant through a sale-to-cover transaction authorized by Participant, pursuant to which an immediate open-market sale of a portion of the shares of Common Stock issued to Participant will be effected, for and on behalf of Participant, by the Corporation's designated broker to cover the Withholding Tax liability estimated by the Corporation to be applicable to such issuance. Participant shall, promptly upon request from the Corporation, execute (whether manually or through electronic acceptance) an appropriate sales authorization (in form and substance reasonably satisfactory to the Corporation) that authorizes and directs the broker to effect such open-market, sale-to-cover transactions and remit the sale proceeds, net of brokerage fees and other applicable charges, to the Corporation in satisfaction of the applicable Withholding Taxes. However, no sale-to-cover transaction shall be effected unless (i) such a sale is at the time permissible under the Corporation's insider trading policies governing the sale of Common Stock and (ii) the transaction is not otherwise deemed to constitute a prohibited loan under Section 402 of the Sarbanes-Oxley Act of 2002.
(h)If the Corporation determines that such sale-to-cover transaction is not permissible or advisable at the time or if Participant otherwise fails to effect a timely sales authorization as required by this Agreement, then the Corporation may, in its sole discretion, elect either to defer the issuance of the shares of Common Stock until such sale-to-cover transaction can be effected in accordance with Participant's executed sale directive or to collect the applicable Withholding Taxes through Participant's delivery of his or her separate check payable to the Corporation in the amount of such Withholding Taxes or by withholding such amount from other wages payable to Participant. In no event shall any shares of Common Stock be issued in the absence of an arrangement reasonably satisfactory to the Corporation for the satisfaction of the applicable Withholding Taxes, and any such arrangement must be in compliance with any applicable requirements of Code Section 409A.
(i)The Corporation shall collect the Withholding Taxes with respect to the phantom dividend equivalents distributed in a form other than shares of Common Stock by withholding a portion of that distribution equal to the amount of the applicable Withholding Taxes, with the cash portion of the distribution to be the first portion so withheld, or through such other tax withholding arrangement as the Corporation deems appropriate
(j)Notwithstanding the foregoing provisions of Paragraphs 7(d) through 7(h), the employee portion of the federal, state and local employment taxes required to be withheld by the Corporation in connection with the vesting of the shares of Common Stock or any other amounts hereunder (the “Employment Taxes”) shall in all events be collected from Participant no later than the last business day of the calendar year in which those shares or other amounts vest hereunder. Accordingly, to the extent the applicable issuance date for one or more vested shares of Common Stock or the distribution date for such

Exhibit 10.51

other amounts is to occur in a year subsequent to the calendar year in which those shares or other amounts vest, Participant shall, on or before the last business day of the calendar year in which such shares or other amounts vest, deliver to the Corporation a check payable to its order in the dollar amount equal to the Employment Taxes required to be withheld with respect to those shares or other amounts. The provisions of this Paragraph 7(j) shall be applicable only to the extent necessary to comply with the applicable tax withholding requirements of Code Section 3121(v).
(k)Except as otherwise provided in Paragraph 4 or Paragraph 5 or this Paragraph 7, the settlement of all Performance or Performance-Qualified Shares which vest under the Award shall be made solely in shares of Common Stock.
Special Deferral Election.     Provided Participant is a U.S. tax resident and subject to Participant's satisfaction of any applicable Withholding Tax obligations under Paragraph 7 and any other eligibility requirements established by the Administrator for a deferral election hereunder, Participant may elect to defer the issuance date of any shares of Common Stock which may become issuable to Participant pursuant to the terms of this Agreement, by submitting to the Corporation on a timely basis a deferral election in the form provided for such purpose. Such deferral election must be submitted to the Corporation prior to the last six (6) months of the Performance Period (including any abbreviated Performance Period) applicable to the shares for which the deferral election is made, and any deferral election submitted within that six (6)-month period or after the performance-based compensation subject to that election has become ascertainable shall have no force and effect. The deferral election must specify one or more deferred issuance dates or events that qualify as permissible distribution events under Code Section 409A and the Treasury Regulations thereunder. In submitting such deferral election, Participant must represent that he or she understands the effect of such deferral under relevant federal, state and local income and employment tax laws, including (without limitation) the fact that Social Security, Medicare and other taxes may be due upon the vesting of theshares of Common Stock notwithstanding the deferral election. In no event may such a deferral election be made after Participant's cessation of Continuous Service, and no deferral election shall have any force or effect unless such election complies with all applicable requirements of Code Section 409A and the Treasury Regulations thereunder.

8.Leaves of Absence. For purposes of the applying the various Continuous Service vesting provisions of this Agreement, Participant shall be deemed to cease Continuous Service on the commencement date of any leave of absence and not to remain in Continuous Service status during the period of that leave, except to the extent otherwise required under employment laws in the jurisdiction where Participant is employed or pursuant to the following policy:

-    Participant shall be deemed to remain in Continuous Service status during (i) the first three (3) months of an approved personal leave of absence or (ii) the first seven (7) months of any bona fide leave of absence (other than an approved personal leave) and shall be deemed to cease Continuous Service upon the expiration of the applicable three (3)-month or seven (7)-month period.
-    In no event, however, shall Participant be deemed, for vesting purposes hereunder, to remain in Continuous Service beyond the earlier of (i) the expiration date of that leave of absence, unless Participant returns to active Continuous Service or Employee status on or before that date, or (ii) the date Participant's Continuous Service or Employee status actually terminates by reason of his or her voluntary or involuntary termination or by reason of his or her death or disability.

Exhibit 10.51

9.Compliance with Laws and Regulations. The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Corporation and Participant with all Applicable Laws relating thereto.
10.Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the most current address then indicated for Participant on the Corporation's employee records or shall be delivered electronically to Participant through the Corporation's electronic mail system or through an on-line brokerage firm authorized by the Corporation to effect sales of the Common Stock issued hereunder. All notices shall be deemed effective upon personal delivery or delivery through the Corporation's electronic mail system or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
11.Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Participant, Participant's assigns, the legal representatives, heirs and legatees of Participant's estate and any beneficiaries of the Award designated by Participant.
12.Code Section 409A
(a)It is the intention of the parties that the provisions of this Agreement shall, to the maximum extent permissible, comply with the requirements of the short-term deferral exception to Section 409A of the Code and Treasury Regulations Section 1.409A-1(b)(4) with respect to one or more Tranches or Subtranches of this Award. Accordingly, to the extent there is any ambiguity as to whether one or more provisions of this Agreement would otherwise contravene the requirements or limitations of Code Section 409A applicable to such short-term deferral exception, then those provisions, as they apply to such Tranches or Subtranches, shall be interpreted and applied in a manner that does not result in a violation of the requirements or limitations of Code Section 409A and the Treasury Regulations thereunder that apply to such exception.
(b)However, to the extent this Agreement should be deemed to create a deferred compensation arrangement subject to the requirements of Code Section 409A with respect to one or more Tranches or Subtranches of this Award, whether by reason of any deferral election made pursuant to Paragraph 8 above or the pro-rata service-vesting provisions of this Agreement, then the following provisions shall apply with respect to any such Tranche or Subtranche, notwithstanding anything to the contrary set forth herein:
-    No shares of Common Stock or other amounts which become issuable or distributable with respect to such Tranche or Subtranche by reason of Participant's cessation of Continuous Service shall actually be issued or distributed to Participant until the date of Participant's Separation from Service or as soon thereafter as administratively practicable, but in no event later than the later of (i) the close of the calendar year in which such Separation from Service occurs or (ii) the fifteenth day of the third calendar month following the date of such Separation from Service.
-    No shares of Common Stock or other amounts which become issuable or distributable with respect to such Tranche or Subtranche by reason of Participant's cessation of Continuous Service shall actually be issued or distributed to Participant prior to the earlier of (i) the first day of the seventh (7th) month following the date of Participant's Separation

Exhibit 10.51

from Service or (ii) the date of Participant's death, if Participant is deemed at the time of such Separation from Service to be a specified employee under Section 1.409A-1(i) of the Treasury Regulations issued under Code Section 409A, as determined by the Administrator in accordance with consistent and uniform standards applied to all other Code Section 409A arrangements of the Corporation, and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Code Section 409A(a)(2). The deferred Shares or other distributable amount shall be issued or distributed in a lump sum on the first day of the seventh (7th) month following the date of Participant's Separation from Service or, if earlier, the first day of the month immediately following the date the Corporation receives proof of Participant's death.
-    No amounts that vest and become payable under Paragraph 4 or Paragraph 5 of this Agreement with respect to that Tranche or Subtranche by reason of a Change in Control shall be distributed to Participant at the time of such Change in Control, unless that transaction also constitutes a Qualifying Change in Control. In the absence of such a Qualifying Change in Control, the distribution shall not be made until the date on which the shares to which those amounts pertain would have become issuable in accordance with the provisions of Paragraph 7(a) of this Agreement.
-    If Participant has made a deferral election under Paragraph 8 of this Agreement with respect to any Tranche or Subtranche of this Award, no amounts that vest and become payable under Paragraph 4 or Paragraph 5 with respect to that Tranche or Subtranche by reason of a Change in Control shall be distributed to Participant at the time of that Change in Control unless (i) the transaction also constitutes a Qualifying Change in Control and (ii) such deferral election provides for a distribution upon such an event. In the absence of such a Qualifying Change in Control or distribution election tied thereto, the distribution shall not be made until the date on which the shares to which those amounts pertain would have become issuable in accordance with Participant's deferral election under Paragraph 8 of this Agreement.
-     The shares of Common Stock that are issuable pursuant to each Tranche or separate Subtranche of this Award in accordance with the provisions of this Agreement and attached Schedules I and II shall be deemed a separate payment for purposes of Code Section 409A.
13.Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall be controlling. All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.
14.Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.
15.Employment at Will. Nothing in this Agreement or in the Plan shall confer upon Participant any right to remain in Continuous Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Entity employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Continuous Service at any time for any reason, with or without Cause.

Exhibit 10.51

16.Plan Prospectus. The official prospectus for the Plan is available on the Corporation's intranet at: http://gnet/ HR/stocks_new.asp. Participant may also obtain a printed copy of the prospectus by contacting Stock Plan Services at stockadministration@gilead.com.
17.Participant Acceptance. Participant must accept the terms and conditions of this Agreement either electronically through the electronic acceptance procedure established by the Corporation or through a written acceptance delivered to the Corporation in a form satisfactory to the Corporation. In no event shall any shares of Common Stock be issued (or other securities or property distributed) under this Agreement in the absence of such acceptance.
IN WITNESS WHEREOF, Gilead Sciences, Inc. has caused this Agreement to be executed on its behalf by its duly-authorized officer on the day and year first indicated above.

GILEAD SCIENCES, INC.

By:
Title:

Exhibit 10.51

APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
A.Administrator shall mean the Compensation Committee of the Board acting in its capacity as administrator of the Plan.
B.Agreement shall mean this Performance Share Award Agreement.
C.Applicable Laws shall mean the legal requirements related to the Plan and the Award under applicable provisions of the federal securities laws, state corporate and securities laws, the Code, the rules of any applicable Stock Exchange on which the Common Stock is listed for trading, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
D.Award shall mean the award of Performance Shares made to Participant pursuant to the terms of this Agreement.
E.Award Date shall mean the date the Performance Shares are awarded to Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
F.Board shall mean the Corporation's Board of Directors.
G.Cause shall have the meaning assigned to such term in Section 11(c) of the Plan.
H.Change in Control shall mean a change in ownership or control of the Corporation effected through the consummation of any of the following transactions:
(i)a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction;
(ii)a sale, transfer or other disposition of all or substantially all of the Corporation's assets;
(iii)the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities (as measured in terms of the power

Exhibit 10.51

to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders; or
(iv)a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
In no event, however, shall a Change in Control be deemed to occur upon a merger, consolidation or other reorganization effected primarily to change the State of the Corporation's incorporation or to create a holding company structure pursuant to which the Corporation becomes a wholly-owned subsidiary of an entity whose outstanding voting securities immediately after its formation are beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to the formation of such entity. Should such holding company structure or other Parent entity be established for the Corporation, then subparagraph (iv) shall be applied solely to the board of directors of that holding company or Parent entity.
A.Code shall mean the Internal Revenue Code of 1986, as amended.
B.Common Stock shall mean shares of the Corporation's common stock.
C.Constructive Termination shall have the meaning assigned to such term in Section 11(d) of the Plan.
D.Consultant shall mean any person, including an advisor, who is compensated by the Corporation or any Related Entity for services performed as a non-employee consultant; provided, however, that the term “Consultant” shall not include non-employee Directors serving in their capacity as Board members. The term “Consultant” shall include a member of the board of directors of a Related Entity.
E.Continuous Service shall mean the performance of services for the Corporation or a Related Entity (whether now existing or subsequently established) by a person in the capacity of an Employee, Director or Consultant. For purposes of this Agreement, Participant shall be deemed to cease Continuous Service immediately upon the occurrence of either of the following events: (i) Participant no longer performs services in any of the foregoing capacities for the Corporation or any Related Entity or (ii) the entity for which Participant is performing such services ceases to remain a Related Entity of the Corporation, even though Participant may subsequently continue to perform services for that entity. In jurisdictions requiring notice in advance of an effective termination of Participant's service as an Employee, Director or Consultant, Continuous Service shall be deemed to terminate upon the actual cessation of such service to the Corporation or a Related Entity notwithstanding any required notice period that must be fulfilled before Participant's termination as an Employee, Director or Consultant can be effective under Applicable Laws.
F.Corporation shall mean Gilead Sciences, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Gilead Sciences, Inc. which shall by appropriate action adopt the Plan.

Exhibit 10.51

G.Director shall mean a member of the Board.
H.Employee shall mean an individual who is in the employ of the Corporation (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
I.Employer shall mean the Corporation or any Related Entity employing Participant.
J.Fair Market Value per share of Common Stock on any relevant date shall be the closing price per share of Common Stock (or the closing bid, if no sales were reported) on that date, as quoted on the Stock Exchange that is at the time serving as the primary trading market for the Common Stock; provided, however, that if there is no reported closing price or closing bid for that date, then the closing price or closing bid, as applicable, for the last trading date on which such closing price or closing bid was quoted shall be determinative of such Fair Market Value. The applicable quoted price shall be as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
K.1934 Act shall mean the Securities Exchange Act of 1934, as amended from time to time.
L.Participant shall mean the person to whom the Award is made pursuant to the Agreement.
M.Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
N.Performance Goal shall, with respect to Tranche One, mean the performance goal specified on attached Schedule I (the “Tranche One Performance Goal”) that must be attained in order to satisfy the performance-vesting requirement for the shares of Common Stock allocated to Tranche One and shall, with respect to each separate Subtranche of Tranche Two, mean the performance goal established or to be established for that Subtranche in accordance with the provisions of attached Schedule II (the “Subtranche Performance Goal”) that must be subsequently attained in order to satisfy the performance-vesting requirement for the shares of Common Stock allocated to that particular Subtranche.
O.Performance Period shall mean the (i) period specified on attached Schedule I over which the attainment of the Performance Goal for Tranche One is to be measured (the “Tranche One Performance Period”) and (ii) the period specified on attached Schedule II for each separate Subtranche of Tranche Two over which the attainment of the Performance Goal applicable to that particular Subtranche is to be measured.
P.Performance-Qualified Shares shall, with respect to Tranche One and each separate Subtranche of Tranche Two, mean the maximum number of shares of Common Stock in which Participant can vest based on the level at which the Performance Goal applicable to that Tranche or Subtranche is attained and shall be calculated in accordance with the provisions of attached Schedule I with respect to Tranche One and the provisions of attached Schedule II with respect to each separate Subtranche of Tranche Two.
Q.Performance Share shall mean the phantom shares of Common Stock awarded under this Agreement which will entitle Participant to receive one or more actual shares of Common Stock pursuant to this Award upon the satisfaction of the performance and Continuous Service vesting requirements applicable to each Tranche or Subtranche of this Award.

Exhibit 10.51

R.Permanent Disability shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.
S.Plan shall mean the Corporation's 2004 Equity Incentive Plan, as amended.
T.Qualifying Change in Control shall mean a change in control of ownership of the Company effected by one or more of the following transactions:
(i)a merger or consolidation in which the Company is not the surviving entity and in which one person or a group of related persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities or constituting more than fifty percent (50%) of the total fair market value of the Company's outstanding securities;
(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Corporation;
(iii)any reverse merger in which the Company is the surviving entity but in which one person or a group of related persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities or constituting more than fifty percent (50%) of the total fair market value of the Company's outstanding securities;
(iv)the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities or constituting more than fifty percent (50%) of the total fair market value of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or
(v)a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
The foregoing definition of Qualifying Change in Control shall in all instances be applied and interpreted in such manner that the applicable Qualifying Change in Control transaction that serves as an issuance event for the shares of Common Stock subject to this Award (or distribution event for any amounts relating to those shares) that vest upon the occurrence of a Change in Control and are otherwise at the time subject to the issuance or distribution restrictions of Code Section 409A will also qualify as: (i) a change in the ownership of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(v) of the Treasury Regulations, (ii) a change in the effective control of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the Treasury Regulations, or (iii) a change in the ownership of a substantial

Exhibit 10.51

portion of the assets of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vii) of the Treasury Regulations.
U.Related Entity shall mean any Parent or Subsidiary of the Corporation and (ii) any corporation in an unbroken chain of corporations beginning with the Corporation and ending with the corporation in the chain for which Participant provides services as an Employee, Director or Consultant, provided each corporation in such chain owns securities representing at least fifty percent (50%) of the total outstanding voting power of the outstanding securities of another corporation or entity in such chain.
V.Retirement shall mean Participant's cessation of Employee status on or after the date on which his or her combined age and years of Continuous Service equal or exceed seventy (70) years.
W.Separation from Service shall mean Participant's cessation of Employee status by reason of his or her death, retirement or termination of employment. Participant shall be deemed to have terminated employment for such purpose at such time as the level of his or her bona fide services to be performed as an Employee (or as a consultant or independent contractor) permanently decreases to a level that is not more than twenty percent (20%) of the average level of services he or she rendered as an Employee during the immediately preceding thirty-six (36) months (or such shorter period for which he or she may have rendered such services). Solely for purposes of determining when a Separation from Service occurs, Participant will be deemed to continue in “Employee” status for so long as he or she remains in the employ of one or more members of the Employer Group, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. “Employer Group” means the Corporation and any Parent or Subsidiary and any other corporation or business controlled by, controlling or under common control with, the Corporation, as determined in accordance with Sections 414(b) and (c) of the Code and the Treasury Regulations thereunder, except that in applying Sections 1563(1), (2) and (3) of the Code for purposes of determining the controlled group of corporations under Section 414(b), the phrase “at least 50 percent” shall be used instead of “at least 80 percent” each place the latter phrase appears in such sections and in applying Section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses that are under common control for purposes of Section 414(c), the phrase “at least 50 percent” shall be used instead of “at least 80 percent” each place the latter phrase appears in Section 1.414(c)-2 of the Treasury Regulations. Any such determination as to Separation from Service, however, shall be made in accordance with the applicable standards of the Treasury Regulations issued under Section 409A of the Code.
X.Service Period shall, with respect to Tranche One, mean the period coincident with the Performance Period applicable to Tranche One (plus the additional period between the last day of that Performance Period and the date the Administrator certifies the attained level of the Tranche One Performance Goal) over which the Continuous Service vesting requirement in effect for Tranche One is to be measured and shall, with respect to each separate Subtranche of Tranche Two, mean the applicable service period specified for that Subtranche in attached Schedule II over which the Continuous Service vesting requirement in effect for that Subtranche is to be measured.
Y.Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.
Z.Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Exhibit 10.51

AA.Tranche shall mean the two separate tranches (Tranche One and Tranche Two) into which the Performance Shares subject to this Award are divided in accordance with the provisions of Paragraph 1 of this Agreement. Tranche Two shall in turn be divided into _____ separate subtranches (“Subtranche”), each equal to ________ of the number of Performance Shares allocated to Tranche Two in accordance with the provisions of Paragraph 1 of this Agreement.
AB.Withholding Taxes shall mean the federal, state and local income taxes and the employee portion of the federal, state and local employment taxes required to be withheld by the Corporation in connection with the vesting and issuance of the shares of Common Stock which vest under of the Award, any phantom dividend equivalents distributed with respect to those shares and any other amounts distributable in replacement or substitution of such shares.

Exhibit 10.51

SCHEDULE I
PERFORMANCE GOAL AND PERFORMANCE PERIOD FOR TRANCHE ONE
PERFORMANCE PERIOD
The measurement period for the Performance Shares allocated to Tranche One shall be the period beginning _____________ and ending _______________ (the “Tranche One Performance Period”).
PERFORMANCE GOAL FOR PERFORMANCE VESTING
Performance Goal: The performance-vesting requirement for the Performance Shares allocated to Tranche One shall be tied to:

[Designate Applicable Performance Goal]

Should a Change in Control occur during the Tranche One Performance Period, then the Tranche One Performance Goal will be measured over an abbreviated Tranche One Performance Period ending with the Corporation's last complete fiscal quarter coincident with or immediately preceding the effective date of that Change in Control.

Performance-Qualified Shares: Within sixty-five (65) days after the completion of the Tranche One Performance Period, the Administrator shall determine and certify the actual level at which the Tranche One Performance Goal is attained. The actual number of Performance-Qualified Shares that results from such certification (the “Tranche One Performance-Qualified Shares”) may range from 0% to 200% of the number of Performance Shares allocated to Tranche One in accordance with Paragraph 1 of this Agreement, with the actual percentage to be determined on the basis of the percentile level at which the Administrator certifies that the Tranche One Performance Goal has been attained; provided, however, that the maximum number of the shares of Common Stock that may qualify as Tranche One Performance-Qualified Shares may not exceed 200% of the number of Performance Shares allocated to Tranche One in accordance with Paragraph 1 of this Agreement.

Payout Slope for Determining Number of Performance-Qualified Shares Based on Attained Levels of Tranche One Performance Goal: The number of shares of Common Stock that may qualify as Tranche One Performance-Qualified Shares on the basis of the certified level of Tranche One Performance Goal attainment shall be calculated by multiplying the number of Performance Shares allocated to Tranche One in accordance with Paragraph 1 of this Agreement by the applicable percentage determined in accordance with the following payout slope for the Tranche One Performance Goal:
Tranche One Performance Goal Payout Slope

[Insert Payout Slope]

CONTINUOUS SERVICE VESTING REQUIREMENT FOR TRANCHE ONE PERFORMANCE-QUALIFIED SHARES

The number of shares of Common Stock in which Participant may actually vest on the basis of the number of Tranche One Performance-Qualified Shares certified by the Administrator in accordance with the foregoing shall be tied to his or her completion of the following Continuous Service vesting requirement applicable to Tranche One:

Exhibit 10.51

-    If Participant remains in Continuous Service through the date following the completion of the Tranche One Performance Period on which the Administrator certifies the attained level of the Tranche One Performance Goal for the Tranche One Performance Period, Participant shall vest in one hundred percent (100%) of the Tranche One Performance-Qualified Shares.
-    If Participant's Continuous Service terminates prior to the completion of the Tranche One Performance Period (or after the completion of the Tranche One Performance Period but before the date the Administrator certifies the attained level of the TSR Performance Goal) by reason of death or Permanent Disability, then Participant shall, following the completion of the Tranche One Performance Period, vest in that number of shares of Common Stock (if any) determined by multiplying the maximum number of Tranche One Performance-Qualified Shares in which Participant could vest, based on the actual level at which the TSR Performance Goal is attained and certified for the Tranche One Performance Period, by a fraction, the numerator of which is the number of months of Continuous Service actually completed by Participant in the Tranche One Performance Period (rounded to the closest whole month), and the denominator of which is the number of months (rounded to the closest whole number) constituting the entire Tranche One Performance Period.
-    If Participant's Continuous Service terminates by reason of his or her Retirement at any time after the completion of the first twelve (12) months of the Tranche One Performance Period but prior to the completion of that Performance Period (or after the completion of the Tranche One Performance Period but before the date the Administrator certifies the attained level of the Tranche One Performance Goal for the Tranche One Performance Period), then Participant shall, following the completion of the Tranche One Performance Period, vest in that number of shares of Common Stock (if any) determined by multiplying the maximum number of Tranche One Performance-Qualified Shares in which Participant could vest, based on the actual level at which the TSR Performance Goal is attained and certified for the Tranche One Performance Period, by a fraction, the numerator of which is the number of months of Continuous Service actually completed by Participant in the Tranche One Performance Period prior to his or her Retirement (rounded to the closest whole month), and the denominator of which is the number of months (rounded to the closest whole number) constituting the entire Tranche One Performance Period.
-    If (i) Participant's Continuous Service terminates by reason of an involuntary termination other than for Cause, or his or her resignation due to Constructive Termination, at any time after the completion of the Tranche One Performance Period but before the date the Administrator certifies the attained level of the Tranche One Performance Goal for that Performance Period and (ii) such termination of Continuous Service also occurs during a period while there is in effect a definitive executed agreement for the Change in Control transaction, then Participant shall vest in the maximum number of Tranche One Performance-Qualified Shares in which Participant could vest, based on the actual level at which the Tranche One Performance Goal is attained and certified for the Tranche One Performance Period, had Participant remained in Continuous Service through such certification date.
-    If Participant's Continuous Service ceases for any other reason (including, without limitation, any deemed cessation of Continuous Service under Paragraph 9) prior to the completion of the Tranche One Performance Period or prior to the date on which the Administrator certifies the attained level of the Tranche One Performance Goal for

Exhibit 10.51

the Tranche One Performance Period, then Participant shall not vest in any of the Tranche One Performance-Qualified Shares, and all of Participant's right, title and interest to the shares of Common Stock subject to Tranche One of this Award shall immediately terminate; provided, however, that should a Change in Control occur prior to the completion of the Tranche One Performance Period, then the provisions of Paragraph 4 shall govern the vesting of the Performance Shares allocated to Tranche One.

Exhibit 10.51

SCHEDULE II
PERFORMANCE GOALS AND PERFORMANCE PERIODS FOR TRANCHE TWO

ESTABLISHMENT OF SEPARATE SUBTRANCHES
The number of Performance Shares allocated to Tranche Two in accordance with Paragraph 1 of this Agreement shall be subdivided into _____ (__) separate Subtranches. Each such separate Subtranche shall cover _____ of the number of shares of Common Stock allocated to Tranche Two and shall have its own separate Performance Period and Service Period.

PERFORMANCE PERIOD FOR SUBTRANCHE ONE
The measurement period for the Performance Goal for the Performance Shares allocated to Subtranche One shall be the period commencing _____________ and ending __________ (the “Subtranche One Performance Period”).
SERVICE PERIOD FOR SUBTRANCHE ONE

The applicable Service Period to which the Performance Goal for Subtranche One relates shall be the period beginning ____________ and ending ____________.

PERFORMANCE GOAL FOR PERFORMANCE VESTING FOR SUBTRANCHE ONE
Performance Goal for Subtranche One: The performance-vesting requirement for the Performance Shares allocated to Subtranche One shall be: [specify applicable goal].

Performance-Qualified Shares: Within sixty-five (65) days after the completion of the Subtranche One Performance Period, the Administrator shall determine and certify the actual level at which the Subtranche One Performance Goal has been attained. The actual number of Performance-Qualified Shares that results from such certification (the “Subtranche One Performance-Qualified Shares”) may range from 0% to 200% of the number of Performance Shares allocated to Subtranche One in accordance with Paragraph 1 of this Agreement, with the actual percentage to be determined on the basis of the level at which the Administrator certifies that the Subtranche One Performance Goal has been attained; provided, however, that the maximum number of the shares of Common Stock that may qualify as Subtranche One Performance-Qualified Shares may not exceed 200% of the number of Performance Shares allocated to Subtranche One in accordance with Paragraph 1 of this Agreement.

Payout Slope for Determining Number of Performance-Qualified Shares Based on Attained Level of Subtranche One Performance Goal: The number of shares of Common Stock that may qualify as Subtranche One Performance-Qualified Shares on the basis of the certified level of Subtranche One Performance Goal attainment shall be calculated by multiplying the number of Performance Shares allocated to Subtranche One in accordance with Paragraph 1 of this Agreement by the applicable percentage determined in accordance with the following payout slope for the Subtranche One Performance Goal:
Subtranche One Payout Slope

[Insert Payout Slope]

Exhibit 10.51

PERFORMANCE PERIOD FOR SUBTRANCHE TWO
The measurement period for the Performance Goal for the Performance Shares allocated to Subtranche Two shall be the period commencing _____________ and ending __________ (the “Subtranche Two Performance Period”).
SERVICE PERIOD FOR SUBTRANCHE TWO

The applicable Service Period to which the Performance Goal for Subtranche Two relates shall be the period beginning ____________ and ending ____________.

PERFORMANCE GOAL FOR PERFORMANCE VESTING FOR SUBTRANCHE TWO
Performance Goal for Subtranche Two: The performance-vesting requirement for the Performance Shares allocated to Subtranche Two shall be set by the Administrator no later than ninety (90) days after the start of the Subtranche Two Performance Period. As soon as practical following the Administrator's establishment of the applicable Subtranche Two Performance Goal, Participant shall be provided with written notice of that goal and the applicable payout slope approved by the Administrator with respect to that goal.

Performance-Qualified Shares: Within sixty-five (65) days after the completion of the Subtranche Two Performance Period, the Administrator shall determine and certify the actual level at which the Subtranche Two Performance Goal has been attained. The actual number of Performance-Qualified Shares that results from such certification (the “Subtranche Two Performance-Qualified Shares”) may range from 0% to 200% of the number of Performance Shares allocated to Subtranche Two in accordance with Paragraph 1 of this Agreement, with the actual percentage to be determined on the basis of the level at which the Administrator certifies that the Subtranche Two Performance Goal has been attained; provided, however, that the maximum number of the shares of Common Stock that may qualify as Subtranche Two Performance-Qualified Shares may not exceed 200% of the number of Performance Shares allocated to Subtranche Two in accordance with Paragraph 1 of this Agreement.

Payout Slope for Determining Number of Performance-Qualified Shares Based on Attained Level of Subtranche Two Performance Goal: The number of shares of Common Stock that may qualify as Subtranche Two Performance-Qualified Shares on the basis of the certified level of Subtranche Two Performance Goal attainment shall be calculated by multiplying the number of Performance Shares allocated to Subtranche Two in accordance with Paragraph 1 of this Agreement by the applicable percentage determined in accordance with the payout slope approved by the Administrator at the same time it establishes the applicable Performance Goal for the Subtranche Two Performance Period.

REPEAT SIMILAR PROVISIONS FOR ANY ADDITIONAL SUBTRANCHES

Exhibit 10.51

CONTINUOUS SERVICE VESTING REQUIREMENT FOR TRANCHE TWO PERFORMANCE-QUALIFIED SHARES
The number of shares of Common Stock in which Participant may actually vest on the basis of the number of Performance-Qualified Shares certified by the Administrator for each separate Subtranche of Tranche Two in accordance with the foregoing shall be tied to his or her completion of the following Continuous Service vesting requirement applicable to each such Subtranche:
-    If Participant remains in Continuous Service through the last day of the applicable Service Period specified above for that Subtranche, Participant shall vest in one hundred percent (100%) of the Performance-Qualified Shares certified by the Administrator for that Subtranche.
-    If Participant's Continuous Service terminates prior to the last day of the applicable Service Period specified above for that Subtranche by reason of Retirement, death or Permanent Disability, then Participant shall, following the completion of the applicable Service Period for that Subtranche, vest in that number of shares of Common Stock (if any) determined by multiplying the maximum number of Performance-Qualified Shares in which Participant could vest under that particular Subtranche, based on the actual level at which the Performance Goal for that Subtranche is attained and certified, by a fraction the numerator of which is the number of months of Continuous Service actually completed by Participant in the applicable Service Period for that Subtranche (rounded to the closest whole month) and the denominator of which is the number of months (rounded to the closest whole number) constituting the Service Period specified above for that Subtranche.
-    If Participant's Continuous Service ceases for any other reason (including, without limitation, any deemed cessation of Continuous Service under Paragraph 9) prior to the completion of the applicable Service Period specified above for that Subtranche, then Participant shall not vest in any of the Performance-Qualified Shares covered by that Subtranche, and all of Participant's right, title and interest to the shares of Common Stock subject to that Subtranche shall immediately terminate; provided, however, that should a Change in Control occur prior to the completion of the applicable Service Period for that Subtranche, then the provisions of Paragraph 5 shall govern the vesting of the Performance Shares allocated to that Subtranche.
-    Notwithstanding anything to the contrary in the foregoing provisions of this Continuous Service section, should Participant's Continuous Service cease for any reason prior to the start of the Service Period specified above for any Subtranche of Tranche Two, then Participant shall not vest in any of the Performance Shares allocated to that Subtranche, and all of Participant's right, title and interest to the shares of Common Stock subject to that Subtranche shall immediately terminate.